UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 3)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2023

VITAL ENERGY, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 E. Second Street	Suite 1000
Tulsa	Oklahoma	74120
(Address of principal executive offices)		(Zip code)
 Registrant's telephone number, including area code: (918) 513-4570

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VTLE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on November 6, 2023 (the "Original Form 8-K"), (i) on October 31, 2023, Vital Energy, Inc. (the "Company") completed the acquisition of oil and gas properties from Maple Energy Holdings, LLC, (ii) on November 5, 2023, the Company completed the acquisition of oil and gas properties from Henry Resources, LLC, Henry Energy LP and Moriah Henry Partners LLC, and (iii) on November 6, 2023, the Company completed the acquisition of oil and gas properties from Tall City Property Holdings III LLC and Tall City Operations III LLC. The Original Form 8-K was subsequently amended by Amendment No. 1 to Form 8-K filed with the SEC on December 22, 2023, and by Amendment No.2 to Form 8-K filed with the SEC on February 5, 2024 (together with the Original Form 8-K, the "Amended Form 8-K").

This Amendment to Current Report on Form 8-K is being filed as Amendment No. 3 to amend and supplement the Amended Form 8-K, the purpose of which is to provide the financial statements and pro forma financial information required by Item 9.01, which are filed as exhibits hereto and are incorporated herein by reference. This Amendment No. 3 does not amend any other item of the Amended Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial statements of business to be acquired.

The audited annual combined financial statements of PEP HPP Jubilee SPV LLC, PEP PEOF Dropkick SPV, LLC, PEP HPP Dropkick SPV LLC, and HPP Acorn SPV LLC, (collectively, the "PEP Subject Companies"), which comprise the balance sheets as of December 31, 2022 and 2021, the related statements of operations, members' equity, and cash flows for the years then ended, and the related notes to the combined financial statements, are filed as Exhibit 99.1 hereto and incorporated by reference herein.

The unaudited quarterly condensed combined financial statements of PEP Subject Companies, which comprise the balance sheet as of September 30, 2023, the related statements of operations, members' equity, and cash flows for the nine-month periods ended September 30, 2023 and 2022, and the related notes to the combined financial statements, are filed as Exhibit 99.2 hereto and incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company, which comprises the balance sheet as of September 30, 2023, the related statements of operations for the nine-month period ended September 30, 2023 and the year ended December 31, 2022, and the related notes thereto, is filed as Exhibit 99.3 hereto and incorporated by reference herein.

(d)  Exhibits.

Exhibit Number	Description
23.1	Consent of Weaver and Tidwell, L.L.P.
23.2	Consent of Cawley, Gillespie & Associates, Inc.
99.1	Audited combined financial statements of PEP Subject Companies as of December 31, 2022 and 2021 and for the years then ended.
99.2	Unaudited financial statements of PEP Subject Companies as of September 30, 2023 and for the nine-month periods ended September 30, 2023 and September 30, 2022.
99.3
Unaudited pro forma condensed combined financial information of Vital Energy, Inc. as of September 30, 2023, and for the nine-month period ended September 30, 2023 and the year ended December 31, 2022.

99.4	Reserves report of Cawley, Gillespie & Associates, Inc. for certain oil and gas properties owned by PEP Subject Companies dated November 7, 2023, as of December 31, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL ENERGY, INC.

Date: February 14, 2024	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Executive Vice President and Chief Financial Officer